Exhibit 99.1
The following are the remarks and related slides prepared for Mr. Ernst for use at the Annual Meeting on September 6, 2007:
Forward Looking Statements:
     This presentation and various comments made in connection with it include certain estimates, projections and other forward-looking statements. The words “will,” “plan,” “estimate,” “approximate,” “project,” “intend,” “remain,” “expect,” “believe,” and variations thereof and similar expressions are intended to identify forward-looking statements. These statements speak only as of the date on which they are made and are not guarantees of future performance. Actual results may differ materially from those expressed, implied or forecast in the forward-looking statements. Some factors that could cause actual results to differ include:
▪	The uncertainty that the company will achieve its revenue, earnings and earnings per share expectations for the fiscal year 2008, or subsequent fiscal years, or any quarter thereof, and that actual financial results for fiscal year 2008, or subsequent fiscal years, or any quarter thereof, will fall within the guidance provided by the company

▪	The uncertainty of the impact and effect of changes in the non-prime mortgage market including changes in interest rates, loan origination volumes, levels of early payment defaults, and secondary market pricing and liquidity

▪	Uncertainties pertaining to the commercial paper market

▪	Changes in economic, political, regulatory or competitive environments

▪	Litigation involving H&R Block, Inc. and its affiliates

▪	The uncertainty regarding the closing of the sale of Option One

▪	The uncertainty of the company’s ability to purchase shares of its common stock pursuant to its Board of Directors’ repurchase authorization

▪	Other risks described from time to time in H&R Block’s press releases and Forms 10-K, Forms 10-Q, Forms 8-K and other filings with the Securities and Exchange Commission
H&R Block undertakes no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of the presentation. H&R Block provides a detailed discussion of risk factors in periodic SEC filings and you are encouraged to review these filings.
Remarks:
     I want to take a couple of minutes to review our progress and the significant activities that are affecting our company today.

[Slide 1 – Business Priorities]
     Much has been said about different views regarding the future for H&R Block. But frankly, I believe that while there may be differences as to the best way to accomplish it, the goal that our shareholders, our Board and our associates have is the same — to ensure that H&R Block:
     1. Focuses our resources on those parts of the market where we have and can maintain a clear competitive advantage;
     2. Competes in a responsible manner that helps build the quality of our brands;
     3. Serves our target clients better than anyone else in the market; and
     4. Does all this with an eye toward the efficient and disciplined creation of value for our shareholders.
[Slide 2 – Agenda]
     As I will discuss momentarily, we have taken key actions in the past year including initiating the sale of our mortgage operations, driving profitability in our financial advisory business and narrowing our focus while seizing growth opportunities within Business Services – that is, RSM McGladrey.
     Our core Tax Services business regained client growth momentum and experienced strong revenues this past year. This was significantly aided by the successful debut of H&R Block Bank, which has also allowed us to begin reforming the refund lending industry.
     In considering the Company’s performance, it is helpful to look at shareholder returns in the right perspective.
[Slide 3 – Option One Mortgage]
     I really can’t start without talking first about where we are with the sale process for Option One. As you know, we entered into an agreement to sell this business back in April and have been working toward the closing of that transaction. In that time, the U.S. subprime mortgage business has become front page news across the United States and around the world. What was once the fastest growing and most profitable part of the mortgage industry has given way to the most shunned and feared part of the market. Our business consists of both an origination business and a loan servicing business. This balance gives us value in Option One that many others don’t have and we continue to move toward a successful resolution of this sale.

[Slide 4 – Focus for H&R Block]
     The disposition of Option One is part of a plan that we have been executing on for more than a year to narrow the focus of H&R Block on our tax and accounting businesses and those related financial services that give us a competitive advantage.
[Slide 5 – RSM McGladrey]
     In our accounting business, RSM McGladrey has clearly emerged as the leading firm serving middle market clients in the United States. Today we are the fifth largest accounting firm in the U.S. and have sustained strong double digit organic growth rates for a number of years. Our combination of middle market client focus and growth culture have come together to position us for success while our primary competitors fight for larger target clients.
     This past year we took the additional steps to narrow our focus at McGladrey to those businesses where we have a clear competitive advantage and the ability to realize strong operating margins. Our focus is now on realizing strong returns on the capital invested into this business.
[Slide 6 – U. S. Tax Market Segmentation]
     Our tax business is really multiple businesses inside of our tax segment. While we are most often associated with the retail tax offices, H&R Block has broadened its approach to the market and now serves clients in multiple ways meeting distinctly different needs that the different consumers have at tax time.
     While there are various ways to see the market, our segmentation approach yields four distinct types of consumers who we serve.
     The Control segment includes those consumers who want to maintain control over their financial matters personally. Our expanding software and online services under the TaxCut brand meet their needs.
     Expertise clients – the largest segment of clients both in absolute terms and in the revenues available – represent a significant market and business opportunity for H&R Block. The capabilities of our tax professionals position us to address this market.
     What we describe as the Hybrid market are consumers whose needs aren’t well met by either do-it-yourself or professionally assisted services. In today’s market there isn’t the right blend of a little professional help with personal control over an individual’s tax return preparation and advice. While we already serve many of these consumers, we believe that the unique capabilities of H&R Block – leading digital consumer access through our TaxCut products linked with H&R Block’s tax professionals – can permit the creation and growth of a new generation of tax service offerings from which our company can expand.

     If those represent the future – growth in our digital business, expanded reach to expertise-oriented clients and the blending of our capabilities to lead the market growth – then our service to early season clients represents an important part of our past, our present and can be a solid part of our future. But, more on that later.
[Slide 7 – H&R Block Tax Clients]
     Focusing on all the segments of the market, we have seen the expansion of our brand – the H&R Block name – attract more clients than ever before. Last tax season we served 22.9 million clients worldwide, up a million from the prior year and an all-time high. The changing mix of our client base is a story of a company changing to serve new segments while fighting to hold on to those parts of the market in which we have long been the leader.
[Slide 8 – Early-Filer Segment]
     The part of the market that we have been fighting the most to hold onto is the early-season filer and, in particular, clients seeking fast access to their tax refund amount, often through Refund Anticipation Loans. This part of the tax market – which represents 45% of those clients in our retail office network – is notably less loyal and driven by products and convenience more so than the capabilities of our tax professionals.
     Long the leader in the refund lending business, H&R Block has also had the most to lose in this market. As refund lending has increased in cost and products have become commoditized, H&R Block as the market leader has garnered the lion’s share of scrutiny around pricing and practices in this part of the industry.
[Slide 9 – Impact of Early Season Clients]
     And we have worked diligently to move our company to a stronger position in the industry. Starting in 2003 and 2004, we brought down the price of refund loans through the elimination of certain add-on fees that remain a common industry practice for others today. We reduced our promotional emphasis on this market segment as we sought to make the brand work for us more broadly across other consumer segments.
     In 2006, as we were settling long-standing litigation over this product line, our competitors were actually introducing new high cost variations of loan products that we had refused to bring into the market. Coming into this past year, we were clearly at a cross-roads when it came to this important but highly competitive part of our business. We could follow the new forms of pricing and product practices that were finding traction in the market, or we could act as the market leader and set a standard for others to live up to. We chose the latter.
     With proliferation of new early season loans, H&R Block set a standard with low-cost product alternatives that others chose not to meet. We brought down the cost of refund anticipation loans with our industry-leading 36% APR product and brought value to our clients with the introduction of the Emerald Card, a new way for clients to receive their loan and refund proceeds.
     By all metrics, these efforts were successful. We reversed the declines we had been experiencing in our retail office business while continuing the growth in our other client segments. Two million clients benefited from our Emerald Card. Our success with the Emerald Card last year clearly demonstrated that, through H&R Block Bank, we can provide valuable new products to our clients — products which not only evidence our continuing innovative leadership, but also are very difficult for our competitors to replicate
[Slide 10 – Refund Lending Leadership — 2008]
     This brings us to the future. We have recently announced that for the coming tax season we will extend the industry-leading 36% APR for classic refund anticipation loans to all our products. We will expand on the successful launch of the Emerald Card to broaden its appeal and make it into the competitive advantage that we know it can be for us. And, we have launched what we believe will be an industry-shaping expansion of these products to make them available through our new commercial markets group, allowing non-H&R Block members of the professional tax services industry to bring these lower costs to their clients as well.
[Slide 11 – 2001 to 2006]
     Which brings me to the creation of value from these efforts for our shareholders.
     A year ago, our 5-year stock price performance chart looked like this, with H&R Block leading both our industry peers and the overall market. But, starting points for these types of measurements are important in determining how the comparisons look.
[Slide 12 – 2002 to 2007]
     Fiscal 2002 was a very good year and since that time we have managed to simply keep even with our peer group and, in the past two years, have under-performed the broader market. There is no question that our participation in the subprime mortgage industry has been a drag on our relative performance. The decision by your Board to pursue a disposition of Option One, while challenging in today’s environment, was the right judgment.
[Slide 13 – Summary and Outlook]
     The past year has seen the greatest amount of change in many years for H&R Block. We are focusing the company on our tax, accounting, and related financial services businesses where we can create clear competitive advantage in the market.

     We remain focused on managing through current volatile and fluid market conditions in mortgage while reducing exposure to operating losses, as we work toward closing the sale of Option One.
     We believe we are positioned for a very good season in retail tax fueled by solid execution and industry-leading settlement products enabled by H&R Block Bank, complemented by further gains on the digital side.
     We expect our Consumer Financial Services profitability to more than double in fiscal 2008 versus last year as the bank continues to expand and build on its success and as Financial Advisors further progresses against its business plan and strengthens profitability.
     We look for continued strong performance in RSM McGladrey’s core accounting, tax, and consulting services as our investment in brand drives new business opportunities.
[Slide 14 – Conclusion]
     In the coming year, we have several critically important things to get done. We have to:
-	Finalize our exit from our Option One mortgage business;

-	Focus our resources on the ways that we can uniquely create real value for our clients; and

-	Ensure that we are using our shareholder’s capital as effectively as possible.
Slides:

Business Priorities Focus where we have clear competitive advantage Compete responsibly - build our brands Deliver superior client service Maintain disciplined capital allocation

Agenda Mortgage update Seizing growth opportunities at RSM McGladrey Tax Services Continuing client growth momentum Reforming the refund lending industry A look at shareholder returns

Option One Mortgage April agreement to sell Subprime mortgage market challenges Working toward successful resolution

H&R BLOCK®
You got people™

Focus for H&R Block

H&R BLOCK®
H&R BLOCK TaxCut®
RSM McGladrey
Tax, Accounting and Related Financial Services
H&R BLOCK® financial advisors
H&R BLOCK® bank

4

Focus for H&R Block Tax, Accounting and Related Financial Services bank

RSM McGladrey Leading firm serving middle-market clients in United States Focus on tax, accounting and consulting practices FY08 focus: operating margin expansion

H&R BLOCK®
You got people®

U.S. Tax Market Segmentation

133 million total U.S. tax filers*

Dispersed across retail, CPAs, digital and other service platforms

Later-season clients who have more complex tax situations

Hybrid
27% of U.S. Tax Filers
13%
3%
10%
Expertise
32% of U.S. Tax Filers
10%
1%
9%
Control
22% of U.S. Tax Filers
11%
6%
5%
Early Filer
19% of U.S. Tax Filers
30%
1%
29%

Early-season clients who demand their money fast

H&R Block digital share
H&R Block retail share

* TS05 Market Share

6

U.S. Tax Market Segmentation 133 million total U.S. tax filers H&R Block retail share H&R Block digital share Hybrid 10% 3% 27% of U.S. Tax Filers Dispersed across retail, CPAs, digital and other service platforms 13% 1% 9% Expertise 32% of U.S. Tax Filers Later-season clients who have more complex tax situations 10% 5% Control 22% of U.S. Tax Filers 6% In the market from late November throughout the tax season 11% Early Filer 29% 1% 19% of U.S. Tax Filers Early-season clients who demand their money fast 30%

H&R Block Tax Clients

In Millions
21.7
21.6
21.4
21.9
22.9
2.2
2.9
16.6
2.3
3.2
16.1
2.3
3.0
16.0
2.5
3.7
15.7
2.6
4.4
15.9
FY03
FY04
FY05
FY06
FY07
Retail
Digital
Int'l

7

H&R Block Tax Clients FY03 FY04 FY05 FY06 FY07 Retail 16.6 16.1 16 15.7 15.9 Digital 2.9 3.2 3 3.7 4.4 Int'l 2.2 2.3 2.3 2.5 2.6 21.7 21.6 21.4 21.9 22.9 In Millions

Early-Filer Segment

Hybrid
Expertise
Control
Early Filer
19% of U.S. Tax Filers
30%
1%
29%
H&R Block digital share
H&R Block retail share

8

Early-Filer Segment Product innovation and convenience drive segment dynamics Refund products have become commoditized Performance in early- filer segment drives Tax Services success H&R Block retail share H&R Block digital share Early Filer 30% 29% 1% 19% of U.S. Tax Filers Early-filer clients represent 45% of H&R Block retail office clients and are the least loyal and hardest to retain

Impact of Early Season Clients

Tax Clients In Millions
Total Retail
Digital
International
Loan Clients
21.7
21.6
21.4
21.9
22.9
2.2
2.3
2.3
2.5
2.6
2.9
3.2
3.0
3.7
4.4
16.6
16.1
16.0
15.7
15.9
4.6
4.2
4.2
4.1
4.2
2003
2004
2005
2006
2007

2003:
- System administration fees eliminated

9

Tax Clients In Millions 2003 2004 2005 2006 2007 Total Retail 16.6 16.1 16 15.7 15.9 Digital 2.9 3.2 3 3.7 4.4 International 2.2 2.3 2.3 2.5 2.6 21.7 21.6 21.4 21.9 22.9 Competitors introduce high- cost, early- season loans H&R Block doesn't match System administration fees eliminated Introduction of H&R Block Emerald Card 36% APR loans and low-cost early season loans Impact of Early Season Clients Loan Clients 4.6 4.2 4.2 4.1 4.2

Refund Lending Leadership – 2008

Tax Season ’08 Highlights

H&R BLOCK
emerald card
Debit
5412 7534 5678
J. SCOTT
MasterCard

10

Refund Lending Leadership - 2008 Tax Season '08 Highlights 36% APR on RAL products for all clients Expansion of Emerald Card features to broaden its appeal Extension of H&R Block industry leadership to independent tax firms

H&R BLOCK
You got people

Shareholder Return

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

$250
$200
$150
$100
$50
$0
4/01
4/02
4/03
4/04
4/05
4/06
H&R BLOCK, INC.
S & P 500
S & P DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES

* $100 invested on 4/30/01 in stock or index-including reinvestment of dividends.
Fiscal year ending April 30.

Copyright© 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

11

Shareholder Return

H&R BLOCK
You got people

Shareholder Return

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

$250
$200
$150
$100
$50
$0
4/02
4/03
4/04
4/05
4/06
4/07
H&R Block, Inc.
S&P 500
S&P Diversified Commercial & Professional Services

* $100 invested on 4/30/02 in stock or index-including reinvestment of dividends.
Fiscal year ending April 30.

Copyright © 2007, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

12

Shareholder Return

Summary and Outlook We are focused on tax, accounting and related financial services where we can create competitive advantage Managing through volatile mortgage market while working toward closing the sale of Option One Tax Services is well positioned for a very good season Consumer Financial Services profitability expected to double in FY08 Expect continued strong performance from RSM McGladrey

Conclusion We have to: Finalize our exit from Option One Focus our resources on ways we can uniquely create value for our clients Ensure we are using shareholder capital as effectively as possible